UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2015 (March 24, 2015)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Key Energy Services, Inc. (the “Company”) will deliver a presentation to investors at the 2015 Scotia Howard Weil Annual Energy Conference on March 24, 2015 in New Orleans, Louisiana. The Company has previously announced that with its current credit facility maturing in March of 2016, it has been working with its banks to put a new facility in place prior to the facility becoming a current liability at the end of the first quarter of 2015. As a result of the timing of the negotiation on the terms of the new facility, the Company will not complete a refinancing by the end of the first quarter of 2015. However, the Company believes that it will be able to put a new financing in place during the second quarter of 2015.

A copy of the slides to be used in connection with the presentation is attached as Exhibit 99.1, and is incorporated herein by reference. The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

* * * *

This Current Report on Form 8-K, the attached presentation materials and the Company’s webcast presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company, its industry, its management’s beliefs and certain assumptions made by management, and include statements regarding our expectations regarding our existing credit facility and our ability to enter into a new credit facility during the 2015 second quarter. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these forward-looking statements are identified by words such as “expects,” “believes,” “anticipates” and similar phrases.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: risks that Key may not be able to refinance its credit facility; risks that Key may not have sufficient liquidity; risks that Key may not be able to maintain its covenant compliance under its current credit facility or that it may not be able to obtain a waiver from its current lenders in the event of breach of a financial covenant; risks that fundamentals in the U.S. oil and gas markets could further deteriorate or worsen from the recent market declines; risks relating to compliance with the FCPA and anti-corruption laws, including risks of fines or penalties in the event of a finding of violations of the FCPA or similar laws and risks related to increased costs in connection with FCPA investigations; risks regarding the impact of the timing or results of the FCPA investigations on Key’s operations ability to obtain financing; and other risks affecting Key’s ability to maintain or improve operations.

Because such statements involve risks and uncertainties, the Company’s actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect the Company’s business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that the Company files periodically with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Presentation materials for 2015 Scotia Howard Weil Annual Energy Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: March 23, 2015	By:	/s/ KIMBERLY R. FRYE
Kimberly R. Frye
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Presentation materials for 2015 Scotia Howard Weil Annual Energy Conference